SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS RREEF Global Real Estate Securities Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
John Hammond, Regional Head of Liquid Real Assets. Portfolio Manager of the fund through September 30, 2021. Began managing the fund in 2006.
John W. Vojticek, Global Head of Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2006.
David W. Zonavetch, CPA, Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2013.
Chris Robinson, Regional Head of Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2012.
Robert Thomas, Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2017.
Barry McConnell, Senior Portfolio Manager Liquid Real Assets. Portfolio Manager of the fund effective June 30, 2021.
Please Retain This Supplement for Future Reference
June 3, 2021
PROSTKR21-33